UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2004

QUIPP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Office) (Zip Code)

(305) 623-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

99.1	Press Release Dated February 27, 2004

Item 12.   Results of Operations and Financial Condition

On February 27, 2004, Quipp, Inc. issued a press release announcing earnings for the quarter and year ended December 31, 2003 and providing additional information.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.

Date: March 1, 2004	By:	/s/ MICHAEL S. KADY
Michael S. Kady President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release Dated February 27, 2004